NUMBER

HQS

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 40426A 20 8

THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.001 PER SHARE, OF

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

HQ SUSTAINABLE MARITIME INDUSTRIES, INC. CORPORATE SEAL DELAWARE

SECRETARY

PRESIDENT

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT

BY

AUTHORIZED SIGNATURE